Exhibit 10.4

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	3
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00036		13-May-2015	SEE SCHEDULE
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	W9 11QY
W3QKACC-APG NATICK CONTRACTING DIVISION BLDG 1KANSAS STREET NATICK MA 01760-5011			W6QKACC-APG NATICK 110 THOMAS JOHNSON DR SUITE #240 FREDERICK MD 21702

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)				9A. AMENDMENT OF SOLICITATION NO.
TEKMIRA PHARMACEUTICALS CORPORATION				9B. DATED (SEE ITEM 11)
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8			X	10A. MOD. OF CONTRACT/ORDER NO. W191 13M-1O-C-0057
			X	10B. DATED (SEE ITEM 13) 14-Jul-2010

CODE L8144		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer				☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning. copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN

REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority)
FAR52-232-22, Limitation of Funds
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: soconnel151958

See attached summary of changes for incremental funding for tasks 6.1, 6.2, 6.3, and 6.4 of the Statement of Work (SOW), dated 20 Mar 2015, for CLIN0002.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SANDRA OCONNELL/ CONTRACT SPECIALIST /GRANTS 0
			TEL: 301.619.21195	EMAIL: sandra.ocomell@usarmy.mil
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
13-May-2015
BY /s/ Sandra O’Connell
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53_243

W9113M-10-C-0057

P00036

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000202 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000202			Job		$[***]
Funding for CLIN 0002 CPIF FOB: Destination PURCHASE REQUEST NUMBER: 0010618769-0002

				TARGET COST	$[***]
				TARGET FEE	$[***]
				TOTAL TGT COST + FEE	$[***]
				MINIMUM FEE	$[***]
				MAXIMUM FEE	$[***]
SHARE RATIO ABOVE TARGET
SHARE RATIO BELOW TARGET

	ACRN AJ CIN: GFEBS001061876900003				$14,988,769.00

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000202:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $14,988,769.00 from $53,252,626.24 to $68,241,395.24.

SUBCLIN 000202:

Funding on SUBCLIN 000202 is initiated as follows:

ACRN: AJ

W9113M-10-C-0057

P00036

CIN: GFEBS001061876900003
Acctng Data: 097201520160400000265Y0550506255	A.0011315.4.1.3.1	6100.9000021001
Increase: $14,988,769.00
Total: $14,988,769.00
Cost Code: A5XAH

(End of Summary of Changes)